Exhibit 4.2
EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT
by
AMBASSADORS INTERNATIONAL, INC.,
THE SUBSIDIARY GUARANTORS PARTY HERETO,
and
WILMINGTON TRUST FSB,
as Collateral Agent

Dated as of November 13, 2009

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Page

SECTION 11.16. Joint and Several Liability	33
SECTION 11.17. Intercreditor Agreement	34
SECTION 11.18. Post Closing Collateral Matters	34

EXHIBIT 1 — Form of Copyright Security Agreement

EXHIBIT 2 — Form of Joinder Agreement

EXHIBIT 3 — Form of Patent Security Agreement

EXHIBIT 4 — Form of Control Agreement Concerning Securities Accounts

EXHIBIT 5 — Form of Trademark Security Agreement

EXHIBIT 6 — Form of Issuer’s Acknowledgment

EXHIBIT 7 — Form of Securities Pledge Amendment

EXHIBIT 8 — Form of Credit Card Notification

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PLEDGE AND SECURITY AGREEMENT
This PLEDGE AND SECURITY AGREEMENT dated as of November 13, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by AMBASSADORS INTERNATIONAL, INC., a Delaware corporation (the “Company”), and the Subsidiary Guarantors (as defined in the Indenture referred to below) from time to time party hereto, as pledgors, assignors and debtors (the Company and together with the Subsidiary Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity, the “Collateral Agent”).
R E C I T A L S:
WHEREAS, the Company, the Subsidiary Guarantors and the Collateral Agent, among other parties, have, in connection with the execution and delivery of this Agreement, entered into that certain Indenture, dated as of November 13, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Indenture”) providing for the issuance of the Company’s 10% Senior Secured Notes due 2012 (the “Notes”);
WHEREAS, it is a condition to the effectuation of the Indenture that each Pledgor execute and deliver the applicable Note Documents, including this Agreement; and
WHEREAS, this Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Holders to secure the payment and performance of all of the Obligations.
A G R E E M E N T:
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
SECTION 1.1. Definitions.
(a) Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.
(b) Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:
“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic

Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”; “Inventory”; “Investment Property”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Supporting Obligations”; and “Tangible Chattel Paper.”
(c) The following terms shall have the following meanings:
“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.
“Agreement” shall have the meaning assigned to such term in the Preamble hereof.
“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.
“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
“Company” shall have the meaning assigned to such term in the Preamble hereof.
“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any Security or Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC.
“Control Agreements” shall mean, collectively, any Deposit Account Control Agreements and any Securities Account Control Agreements.
“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications for registration made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 1 hereto.

“Credit Card Issuer” shall mean any Person (other than a Pledgor) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc. and Novus Services, Inc.
“Credit Card Notification” shall mean a Credit Card Notification substantially in the form of Exhibit 8 hereto (or such other form as may be reasonably acceptable to the Collateral Agent).
“Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.
“Credit Card Receivables” shall mean, collectively, all present and future rights of Pledgors to payment from (a) any Credit Card Issuer or Credit Card Processor arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card, (b) any Credit Card Issuer or Credit Card Processor in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor pursuant to any arrangement between any Credit Card Processor and any Pledgor.
“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC of such Pledgor and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.
“Deposit Account Control Agreement” shall mean a Deposit Account control agreement that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Deposit Account.
“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
“Excluded Accounts” shall have the meaning set forth in Section 3.4(c).
“Excluded Deposit Account” shall have the meaning set forth in Section 3.4(b).

“Excluded Securities Account” shall have the meaning set forth in Section 3.4(c).
“Foreign Subsidiary” shall mean a subsidiary that is organized or incorporated, as appropriate, under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.
“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.
“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License concerning any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.
“Indenture” shall have the meaning assigned to such term in the Recitals.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.
“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.
“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in the Perfection Questionnaire and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
“Holders” shall have the meaning assigned to such term in the Indenture.
“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.
“Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material (i) to the use and operation of the Pledged Collateral or Mortgaged Property or (ii) to the business, results of operations, or condition, financial or otherwise, of any Pledgor.
“Mortgaged Property” means the “Vessels” or the “Mortgaged Property” as defined in the Mortgages.
“Notes” shall have the meaning assigned to such term in the Recitals.
“Note Documents” shall mean the Indenture, the Notes, this Agreement and the other Security Documents.
“Organizational Documents” shall mean, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation or amalgamation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person, (v) with respect to any Foreign Subsidiary, the equivalent of the foregoing in its jurisdiction of incorporation or organization, and (vi) in any other case, the functional equivalent of the foregoing.
“Patents” shall mean, collectively, with respect to each Pledgor, all patents, and all patent applications and registrations assigned to, or subject to an obligation that the same be assigned to such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of rights under any patents and/or patent applications, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.
“Perfection Questionnaire” shall mean that certain perfection questionnaire dated November 13, 2009 executed and delivered by each Pledgor in favor of the Collateral Agent, and each other perfection questionnaire (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Subsidiary Guarantor in favor of the Collateral Agent contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Indenture or upon the reasonable request of the Collateral Agent.
“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.
“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Capital Stock of each issuer set forth on Schedule 5 to the Perfection Questionnaire as being owned by such Pledgor and all options, warrants, rights, agreements and additional Capital Stock of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Stock in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Capital Stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Stock, (ii) all Capital Stock of any Subsidiary, which Capital Stock is hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Capital Stock of whatever class of any such Subsidiary acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Stock or under any Organizational Document of any such Subsidiary, and the certificates, instruments and agreements representing such Capital Stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Stock, from time to time acquired by such Pledgor in any manner, and

(iii) all Capital Stock issued in respect of the Capital Stock referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Capital Stock.
“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.
“Securities Account Control Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto or such other form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Securities Account.
“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.
“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), and all Goodwill associated therewith, now existing or hereafter adopted or acquired, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.
“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Holders’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
(d) Interpretation. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
(e) Perfection Questionnaire. The Collateral Agent, the Company and each Pledgor agree that the Perfection Questionnaire, the schedules thereto, and all descriptions of Pledged Collateral contained therein, as amended, supplemented or otherwise modified from time to time, are and shall at all times remain a part of this Agreement.
ARTICLE II
GRANT OF SECURITY AND SECURED OBLIGATIONS
SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Holders, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):
(i) all Accounts, including, without limitation, Credit Card Receivables;
(ii) all Equipment, Goods, Inventory and Fixtures;
(iii) all Documents, Instruments and Chattel Paper;
(iv) all Letters of Credit and Letter-of-Credit Rights;
(v) all Securities Collateral;
(vi) all Investment Property;
(vii) all Intellectual Property Collateral;
(viii) all Commercial Tort Claims described on Schedule 11 to the Perfection Questionnaire;
(ix) all General Intangibles;

(x) all Money and all Deposit Accounts;
(xi) all Supporting Obligations;
(xii) all books and records relating to the Pledged Collateral; and
(xiii) to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing;
provided that, notwithstanding anything to the contrary in this Agreement, the Pledged Collateral shall not include, and this Agreement shall not constitute a grant of a security interest in, (a) any assets acquired after the Closing Date to the extent that, and for so long as, granting a security interest in such assets would violate applicable law, or (b) any assets of any Subsidiary of the Company that is not a Subsidiary Guarantor.
SECTION 2.2. Filings. (a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets of the Pledgor whether now existing or hereafter arising” and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.
(b) Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof in compliance with the restrictions set forth above in Section 2.2(a).
(c) Each Pledgor hereby further authorizes the Collateral Agent to make filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL
SECTION 3.1. Delivery of Certificated Securities Collateral. Subject to the terms of any Intercreditor Agreement that may be in effect from time to time, each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein, subject to Permitted Liens. Subject to the terms of any Intercreditor Agreement that may be in effect from time to time, each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within ten (10) Business Days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Subject to the terms of any Intercreditor Agreement that may be in effect from time to time, the Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, (a) to endorse, assign or otherwise transfer to or to register in its name, its bailee or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder, and (b) to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Collateral Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof, subject to Permitted Liens. Subject to Permitted Liens, each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, subject to the terms of any Intercreditor Agreement that may be in effect from time to time, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 6 hereto, and (ii) upon request by the Collateral Agent, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof.
SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Section 2(a) of the Perfection Questionnaire. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such

Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to the Permitted Liens, except as otherwise expressly permitted by the Indenture and subject to the terms of any Intercreditor Agreement that may be in effect from time to time.
SECTION 3.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral, subject to the terms of any Intercreditor Agreement that may be in effect from time to time:
(a) Instruments and Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 6 to the Perfection Questionnaire. As of the date hereof, each Instrument and each item of Tangible Chattel Paper listed in Schedule 6 of the Perfection Questionnaire has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with (x) all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent, (y) all amounts payable evidenced by Electronic Chattel Paper or any “transferable record” (as described in subsection (d) below) in which the Collateral Agent has not been vested control within the meaning of the statutes described in the second sentence of subsection (d) below and (z) the aggregate amount of all Letters of Credit for which the actions described in clause (i) and (ii) of subsection (e) below have not been taken exceeds, $20,000 individually and $75,000 in the aggregate, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within ten (10) Business Days after receipt thereof) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.
(b) Deposit Accounts. As of the date hereof, all Deposit Accounts of each Pledgor are listed in Schedule 10 to the Perfection Questionnaire other than Deposit Accounts in which such Pledgor holds less than $20,000 individually and $75,000 in the aggregate (the “Excluded Deposit Accounts”). The Collateral Agent has a validly attached security interest in each such Deposit Account, which security interest is a first priority security interest perfected by Control in each such account other than the Excluded Deposit Accounts, subject to Permitted Liens. No Pledgor shall hereafter establish and maintain any Deposit Account other than Excluded Deposit Accounts, unless (i) it shall have given the Collateral Agent prior written notice of its intention to establish such new Deposit Account with a Bank and (ii) such Bank and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account. No Pledgor shall grant Control of any Deposit Account to any person other than the Collateral Agent, subject to Permitted Liens and the terms of the Intercreditor Agreement, if any.

(c) Investment Property. (i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts. No Pledgor shall hereafter establish any Commodity Account. No Pledgor shall hereafter establish and maintain any Securities Account with any Securities Intermediary other than Securities Accounts in which less than $20,000 individually and $75,000 in the aggregate is held (the “Excluded Securities Accounts” and, together with the Excluded Deposit Accounts, collectively, the “Excluded Accounts”), unless (x) it shall have given the Collateral Agent prior written notice of its intention to establish such new Securities Account with such Securities Intermediary, and (y) such Securities Intermediary and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the Collateral Agent and within five (5) Business Day of actual receipt thereof, deposit any and all cash and Investment Property (other than any Investment Property pledged pursuant to clauses (ii)(1), (iii)(1) or (iii)(3) below) received by it into a Deposit Account or Securities Account subject to Collateral Agent’s Control or an Excluded Account. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities or Securities Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary. Subject to Permitted Liens, no Pledgor shall grant Control over any Investment Property to any person other than the Collateral Agent.
(ii) If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, such Pledgor shall promptly, but in any event within ten (10) Business Days, (1) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent or (2) deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Collateral Agent.
(iii) If any Pledgor shall at any time own or acquire, directly or through a nominee, any uncertificated securities constituting Investment Property, such Pledgor shall promptly notify the Collateral Agent thereof and pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (1) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (2) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Collateral Agent has Control or (3) arrange for the Collateral Agent to become the registered owner of such securities.
(iv) As between the Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person; provided, however, that the foregoing shall not relieve or release any Securities Intermediary of its duties and obligations to the Pledgors under any applicable Control Agreement or applicable laws.
(d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 6 to the Perfection Questionnaire. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record exceeds $20,000 individually and $75,000 in the aggregate, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.
(e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in an amount equal to $20,000 individually and $75,000 in the aggregate, such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Indenture.
(f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 11 to the Perfection Questionnaire. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $250,000, such Pledgor shall immediately notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

(g) Motor Vehicles. Upon the request of the Collateral Agent, each Pledgor shall deliver to the Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Collateral Agent listed as lienholder therein; provided, however, that no such action shall be required if the fair market value of such vehicles or Equipment does not exceed $20,000 individually and $75,000 in the aggregate.
(h) Intellectual Property. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Intellectual Property Collateral other than those listed in Schedule 9 to the Perfection Questionnaire.
(i) Credit Card Receivables. Pledgors will use commercially reasonable efforts to deliver to the Collateral Agent Credit Card Notifications executed by the Pledgors in respect of all Credit Card Receivables. No Pledgor shall hereafter enter into any agreement with any Credit Card Processor and/or Credit Card Issuer unless it shall have used its commercially reasonable efforts to duly execute and deliver to the Collateral Agent a Credit Card Notification with respect to such agreement. Unless an Event of Default has occurred and is continuing, the Collateral Agent shall not deliver any notice or instruction pursuant to any Credit Card Notification.
SECTION 3.5. Joinder of Additional Subsidiary Guarantors. The Pledgors shall cause each Subsidiary of the Company which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Holders pursuant to the provisions of the Indenture, to execute and deliver to the Collateral Agent (a) a Joinder Agreement substantially in the form of Exhibit 2 hereto within thirty (30) days of the date on which it was acquired or created and (b) a Perfection Questionnaire, in each case, within thirty (30) days of the date on which it was acquired or created upon such execution and delivery, such Subsidiary shall constitute a “Subsidiary Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor and Pledgor as a party to this Agreement.
SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States

Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request by the Collateral Agent, such lists, schedules, descriptions and designations of the Pledged Collateral, copies of receipts, bank statements, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
Each Pledgor represents, warrants and covenants as follows, subject to the terms of the Intercreditor Agreement, if any:
SECTION 4.1. Title. Except for the security interest granted to the Collateral Agent for the benefit of the Holders pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by the Indenture and the Permitted Liens.
SECTION 4.2. Validity of Security Interest. The security interest in and the Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Holders hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and (b) a perfected security interest in all the Pledged Collateral to the extent required hereunder. The security interest and the Lien granted to the Collateral Agent for the benefit of the Holders pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens.
SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Subject to the Indenture, each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Holder other than Permitted Liens. There is no agreement, order, judgment or decree by or against any Pledgor, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor’s obligations or the rights of the Collateral Agent hereunder, other than entering into, and as permitted by, the Intercreditor Agreement.
SECTION 4.4. Other Financing Statements. No Pledgor has filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to termination statements. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.
SECTION 4.5. Chief Executive Office; Change of Name; Jurisdiction of Organization. Each Pledgor shall furnish to the Collateral Agent prior written notice of any change (i) in its corporate, limited liability company or partnership name, (ii) in the location of its chief executive office or its principal place of business (including the establishment of any such new office or facility), (iii) in its organizational structure or (iv) in its Federal taxpayer identification number or state organizational number. The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described above. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.
SECTION 4.6. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and, in the case of Capital Stock of a corporation, fully paid and non-assessable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.
SECTION 4.7. Consents, etc. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8. Pledged Collateral. All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Holder or the Collateral Agent, including the Perfection Questionnaire and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects.
SECTION 4.9. Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with Article X of this Agreement.
SECTION 4.10. Defaults, etc. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it. No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.
ARTICLE V
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within ten (10) Business Days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 7 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.
SECTION 5.2. Voting Rights; Distributions, etc.
(a) So long as no Event of Default shall have occurred and be continuing:
(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a material adverse effect on the value of the Securities Collateral to the Collateral Agent and the Holders.
(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within seven (7) Business Days after receipt thereof) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
(b) So long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.
(c) Subject to the terms of any Intercreditor Agreement that may be in effect from time to time, upon the occurrence and during the continuance of any Event of Default:
(i) Upon written notice from the Collateral Agent, all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.
(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.
(d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(a)(ii) hereof.
(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall promptly, but in any event within ten (10)

Business Days, be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
SECTION 5.3. Certain Agreements of Pledgors As Issuers and Holders of Capital Stock.
(a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
(b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.
ARTICLE VI
CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL
SECTION 6.1. Grant of Intellectual Property License. Subject to the terms of any Intercreditor Agreement that may be in effect from time to time, for the purpose of enabling the Collateral Agent, upon the occurrence and during the continuance of an Event of Default, to exercise rights and remedies under Article VIII hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable (for so long as such Event of Default is continuing), non-exclusive, royalty free, worldwide license or (for third party rights) sublicense (subject to the Pledgor’s ability to grant such a sublicense) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, effective only upon the occurrence and during the continuance of an Event of Default. Such license or sublicense shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.
SECTION 6.2. Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent if any application or registration for any Material Intellectual Property will become forfeited, abandoned or dedicated to the public, or of any adverse determination in any proceeding (other than actions issued in the ordinary course of seeking registration) or the institution of any proceeding in any federal, state, local or foreign court or administrative body or in the United States Patent and Trademark Office or the United States

Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iii) diligently keep reasonable records respecting all Intellectual Property Collateral and (iv) furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request. Notwithstanding the foregoing, Pledgor may dispose of Intellectual Property Collateral as permitted under the Indenture.
SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedule 11 to the Perfection Questionnaire to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.
SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, subject to the terms of any Intercreditor Agreement that may be in effect from time to time, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Holders to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with the Indenture. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any Person.
ARTICLE VII
CERTAIN PROVISIONS CONCERNING RECEIVABLES
SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense reasonable and adequate records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Pledgor.
SECTION 7.2. Legend. Each Pledgor shall legend, at the request of the Collateral Agent made at any time after the occurrence and during the continuance of an Event of Default and in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the benefit of the Holders and that the Collateral Agent has a security interest therein.
SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Collateral Agent and except as otherwise provided in the Indenture. Each Pledgor shall timely fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Receivables.
SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with commercially reasonable collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Holder, shall be paid by the Pledgors.
ARTICLE VIII
TRANSFERS
SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Indenture or otherwise required by the Intercreditor Agreement, if any.
ARTICLE IX
REMEDIES
SECTION 9.1. Remedies. Subject to the terms of any Intercreditor Agreement that may be in effect from time to time, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
(i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose and/or sale or other disposition of the Pledged Collateral may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral and/or sell or otherwise dispose of the Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and for other purposes set forth in this clause (i) and use in connection with such removal, possession, sale or other disposition, any and all services, supplies, equipment, aids and other facilities of any Pledgor;
(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent;
(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;
(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Obligations as provided in Article X hereof;
(vi) Retain and apply the Distributions to the Obligations as provided in Article X hereof;
(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
(viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Holder or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession other than those caused by the Collateral Agent or its representatives or agents, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.
SECTION 9.4. Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.
(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
(c) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
(d) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Agent and the other Holders, that the Collateral Agent and the other Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.
SECTION 9.5. No Waiver; Cumulative Remedies.
(a) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.
(b) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Note Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Holder shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Holders shall continue as if no such proceeding had been instituted.
SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within ten (10) Business Days of written notice thereafter from the Collateral Agent, each Pledgor shall make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.
ARTICLE X
APPLICATION OF PROCEEDS
SECTION 10.1. Application of Proceeds. The Collateral Agent shall apply the proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies, together with any other sums then held by the Collateral Agent pursuant to this Agreement, as follows:
FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection, sale or realization or otherwise in connection with this Agreement, any Note Document or any of the Obligations, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Note Document on behalf of any Pledgor, any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Note Document, and all other fees, indemnities and other amounts owing or reimbursable to the Collateral Agent under any Note Document in its capacity as Collateral Agent or as Trustee;

SECOND, to interest due in respect of the Obligations which such Pledged Collateral secures;
THIRD, to the principal of the Obligations which such Pledged Collateral secures; and
FOURTH, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
ARTICLE XI
MISCELLANEOUS
SECTION 11.1. Concerning Collateral Agent.
(a) The Collateral Agent has been appointed as collateral agent pursuant to the Indenture. The actions of the Collateral Agent hereunder are subject to the provisions of the Indenture. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Indenture. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent or any of its Affiliates, nor any of the representatives or agents of the Collateral Agent or any such Affiliate, shall be liable to any Pledgor for any action taken or omitted to be taken by any of them under or in connection with this Agreement in the absence of gross negligence or willful misconduct on the part of the Collateral Agent such representative or agent, as determined by a final, non-appealable order of a court of competent jurisdiction. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall only be liable for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith, as determined by a final, non-appealable order of a court of competent jurisdiction. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Holders shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Holder has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.
(c) The Collateral Agent will not be responsible for the existence, genuineness or value of any of the Pledged Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Pledged Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, as determined by a final, non-appealable order of a court of competent jurisdiction, for the validity or sufficiency of the Pledged Collateral or any agreement or assignment contained therein, for the validity of the title of any Pledgor to the Pledged Collateral, for insuring the Pledged Collateral or for the payment of taxes, charges, assessments or liens upon the Pledged Collateral or otherwise as to the maintenance of the Pledged Collateral. The Collateral Agent hereby disclaims any representation or warranty to the present and future holders of the Obligations concerning the perfection of the security interests granted hereunder or in the value of any of the Pledged Collateral.
(d) The Collateral Agent may at any time solicit written confirmatory instructions, in the form of an Officers’ Certificate in form and substance reasonably satisfactory to the Collateral Agent, or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement.
(e) The Collateral Agent may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any Pledgor in compliance with the provisions of this Agreement, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.
(f) The Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

(g) Each Pledgor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Pledged Collateral, (iii) the exercise, enforcement or protection of any rights of the Collateral Agent hereunder or (iv) the failure of any Pledgor to perform or observe any of the provisions hereof applicable to it.
(h) Without limitation of its indemnification obligations under the other Note Documents, each Pledgor shall jointly and severally indemnify the Collateral Agent against, and hold it harmless from, any and all loss, liability, claim, damage, or expense, including reasonable attorneys’ fees and expenses, charges and disbursements, incurred by or asserted against the Collateral Agent arising out of, in connection with, or as a result of (i) the execution, delivery or performance of this Agreement or any other Note Document or any Intercreditor Agreement that may be in effect from time to time or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Pledged Collateral, whether or not the Collateral Agent is a party thereto, including the costs and expenses of enforcing this Agreement or any of the Security Documents or any Intercreditor Agreement that may be in effect from time to time; provided that such indemnity shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by final and nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Collateral Agent.
(i) Any such amounts payable as pursuant to paragraphs (g) or (h) under this Section 11.1 shall be additional Obligations secured hereby and by the other Security Documents. The provisions of paragraphs (g), (h) and this paragraph (i) under this Section 11.1 shall survive and remain operative and in full force and effect regardless of the termination of this Agreement, any Intercreditor Agreement that may be in effect from time to time or any Note Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any Intercreditor Agreement that may be in effect from time to time or any Note Document, or any investigation made by or on behalf of the Collateral Agent or any other Holder. All amounts due under paragraphs (g), (h) and this paragraph (i) under this Section 11.1 shall be payable on written demand therefor. Notwithstanding anything to the contrary herein or in this Section 11.1, no Pledgor shall be under any obligation to reimburse any expense or indemnify against any Claim arising from the Collateral Agent’s own willful misconduct, negligence or bad faith.
SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged

Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Indenture. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with paragraphs (g) and (h) of Section 11.1. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default in the Collateral Agent’s discretion to take any action and to execute any instrument, without the consent of such Pledgor, consistent with the terms of the Indenture, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.
SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Holders and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Holder may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder, herein or otherwise, subject however, to the provisions of the Indenture.
SECTION 11.4. Termination; Release. This Agreement and the security interests granted hereby shall terminate upon payment in full of the Obligations and satisfaction and discharge of the Indenture and consistent with any Intercreditor Agreement that may be in effect from time to time. Upon such termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Indenture. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Indenture, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, do or cause to be done all acts reasonably necessary to release any Pledged Collateral permitted to be released hereunder or under the Indenture.
SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.
SECTION 11.6. Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Company set forth in the Indenture and as to the Collateral Agent, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.
SECTION 11.7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
SECTION 11.8. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES (IN THE CASE OF THE COLLATERAL AGENT), IRREVOCABLY:
(i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;
(ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS IN SUCH COURTS;
(iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PERSON IN ACCORDANCE WITH SECTION 11.6); AND
(iv) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
(v) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.8.
SECTION 11.9. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.
SECTION 11.10. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, whether in original or by facsimile or other electronic transmission, shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement.
SECTION 11.11. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
SECTION 11.12. No Credit for Payment of Taxes or Imposition. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and no Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.
SECTION 11.13. No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
SECTION 11.14. No Release. Nothing set forth in this Agreement or any other Note Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Holder to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Holder for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture or the other Note Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Holder shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Holder be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.14 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and the other Note Documents.
SECTION 11.15. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;
(b) any lack of validity or enforceability of the Indenture or any other Note Document, or any other agreement or instrument relating thereto;
(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or any other Note Document or any other agreement or instrument relating thereto;
(d) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;
(e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture or any other Note Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or
(f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.
SECTION 11.16. Joint and Several Liability. All of the obligations of the Pledgors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such

Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgors by the Collateral Agent shall not release or discharge any other Pledgors from the obligations of such Person hereunder.
SECTION 11.17. Intercreditor Agreement.
(a) Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent and the Holders pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent or the Holders hereunder, are subject to the terms of any Intercreditor Agreement that may be in effect from time to time by and among a working capital lender to the Company, the Collateral Agent, the Company and the Pledgors from time to time party thereto entered into in accordance with the Indenture. In the event of any conflict between the terms of the Intercreditor Agreement, if any, and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.
(b) From and after the effectiveness of the Intercreditor Agreement, if any, and for so long as the Intercreditor Agreement remains in effect, all requirements hereunder for physical possession of Pledged Collateral by the Collateral Agent or Control of Pledged Collateral by the Collateral Agent shall be satisfied for all purposes hereunder by physical possession by or Control of such Pledged Collateral by the working capital lender to the Company in accordance with the terms of any Intercreditor Agreement that may be in effect from time to time.
SECTION 11.18. Post Closing Collateral Matters. (a) Notwithstanding anything contained herein to the contrary, each Pledgor shall use its commercially reasonable efforts to deliver the following items within the periods of time set forth below (unless extended by the Collateral Agent in its reasonable discretion):
(i) an executed Account Control Agreement with respect to the Deposit Accounts listed on Schedule 10 to the Perfection Questionnaire other than Excluded Accounts within 30 days from the date hereof;
(ii) executed Credit Card Notifications with First Data and American Express within 60 days from the date hereof;
(iii) evidence of the good standing of Wind Spirit Limited, Wind Star Limited and Wind Star Sail Cruises Limited within 30 days of the date hereof; and
(iv) delivery to the Collateral Agent the intercompany note listed on Schedule 6 to the Perfection Questionnaire within 30 days of the date hereof.
(b) The Collateral Agent and the applicable Pledgor shall enter into any applicable intercreditor arrangement in form and substance satisfactory to the Collateral Agent and take any other actions reasonably necessary or advisable to cause the Liens securing the Obligations to become junior to the lien described in clause (ix) of the definition of Permitted Liens in the Indenture.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

AMBASSADORS INTERNATIONAL, INC., as a Pledgor
By:	/s/ Arthur A. Rodney
	Name:	Arthur A. Rodney
	Title:	Chief Executive Officer

AMBASSADORS CRUISE GROUP, LLC,
MQ BOAT, LLC,
DQ BOAT, LLC,
CONTESSA BOAT, LLC,
CQ BOAT, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP (USA), LLC,
AMERICAN WEST STEAMBOAT COMPANY LLC,
QW BOAT COMPANY LLC,
AMBASSADORS INTERNATIONAL
HOLDINGS MARSHALL ISLANDS, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP, LLC,
AMBASSADORS INTERNATIONAL INVESTMENTS, LLC,
WINDSTAR SAIL CRUISES LIMITED,
WIND STAR LIMITED,
WIND SPIRIT LIMITED, and
DEGREES LIMITED,
each as Subsidiary Guarantors and as Pledgors

By:	/s/ Arthur A. Rodney
	Name:	Arthur A. Rodney
	Title:	Authorized Signatory
[Signature page to Pledge and Security Agreement]

WILMINGTON TRUST FSB, as Collateral Agent
By:	/s/ Michael G. Oller, Jr.
	Name:	Michael G. Oller, Jr.
	Title:	Assistant Vice President
[Signature page to Pledge and Security Agreement]

EXHIBIT 1
[Form of]
Copyright Security Agreement
Copyright Security Agreement, dated as of [                      _____, 20____] by [                    ] and [                    ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity, the “Collateral Agent”).
W I T N E S S E T H
WHEREAS, the Pledgors are party to a Pledge and Security Agreement dated as of November 13, 2009 (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Holders, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Holders a lien on and security interest in and to all of its right, title and interest in, to and under all the following now owned or hereafter acquired Pledged Collateral of such Pledgor:
(a) Copyrights of such Pledgor and any Intellectual Property Licenses concerning such Copyrights listed on Schedule I attached hereto; and
(b) all Proceeds of any and all of the foregoing.
SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

Ex. 1-1

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
[Remainder of Page Intentionally Left Blank]

Ex. 1-2

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

[AMBASSADORS CRUISE GROUP, LLC,
MQ BOAT, LLC,
DQ BOAT, LLC,
CONTESSA BOAT, LLC,
CQ BOAT, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP (USA), LLC,
AMERICAN WEST STEAMBOAT COMPANY LLC,
QW BOAT COMPANY LLC,
AMBASSADORS INTERNATIONAL
HOLDINGS MARSHALL ISLANDS, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP, LLC,
AMBASSADORS INTERNATIONAL INVESTMENTS, LLC,
WINDSTAR SAIL CRUISES LIMITED,
WIND STAR LIMITED,
WIND SPIRIT LIMITED, and
DEGREES LIMITED,] [AS APPLICABLE]
each as Subsidiary Guarantor and as Pledgor

By:
Name:
Title:

Ex. 1-3

AGREED TO AND ACCEPTED:

WILMINGTON TRUST FSB, as Collateral
Agent

By:
Name:
Title:

Ex. 1-4

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

REGISTRATION
OWNER	NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Copyright Intellectual Property Licenses:

LICENSOR	LICENSEE	DESCRIPTION

Ex. 1-5

EXHIBIT 2
[Form of]
JOINDER AGREEMENT
[Name of New Pledgor]
[Address of New Pledgor]
[Date]

Ladies and Gentlemen:
Reference is made to the Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 13, 2009, made by made by AMBASSADORS INTERNATIONAL, INC., a Delaware corporation (the “Company”), and the Subsidiary Guarantors (as defined in the Indenture referred to below) from to time to time party hereto), as pledgors, assignors and debtors (the Company, together with the Subsidiary Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).
This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                    ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Subsidiary Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Indenture, if any, to the same extent that it would have been bound if it had been a signatory to the Indenture on the execution date of the Indenture. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Indenture), a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Subsidiary Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and

Ex. 2-1

warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and the Indenture.
Concurrent with the execution of this Joinder Agreement, the New Pledgor shall deliver to the Collateral Agent a Perfection Questionnaire and supplements to each of the schedules to the Security Agreement and the Indenture, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Indenture, as applicable.
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
In acting under and by virtue of this Joinder Agreement, the Collateral Agent shall have all of the rights, protections and immunities granted to it under the Security Agreement, all of which are incorporated herein mutatis mutandis.
This Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

Ex. 2-2

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]
By:
Name:
Title:

AGREED TO AND ACCEPTED:

WILMINGTON TRUST FSB, as Collateral
Agent

By:
Name:
Title:
[Schedules to be attached]

Ex. 2-3

EXHIBIT 3
[Form of]
Patent Security Agreement
Patent Security Agreement, dated as of [__________ _____, 20 ____________] by [____________] and [____________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Pledgors are party to a Pledge and Security Agreement of dated as of November 13, 2009 (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Holders, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Holders a lien on and security interest in and to all of its right, title and interest in, to and under all the following now owned or hereafter acquired Pledged Collateral of such Pledgor:
(a) Patents of such Pledgor and Intellectual Property Licenses concerning such Patents listed on Schedule I attached hereto; and
(b) all Proceeds of any and all of the foregoing.
SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

Ex. 3-1

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
[Remainder of Page Intentionally Left Blank]

Ex. 3-2

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

[AMBASSADORS CRUISE GROUP, LLC,
MQ BOAT, LLC,
DQ BOAT, LLC,
CONTESSA BOAT, LLC,
CQ BOAT, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP (USA), LLC,
AMERICAN WEST STEAMBOAT COMPANY LLC,
QW BOAT COMPANY LLC,
AMBASSADORS INTERNATIONAL
HOLDINGS MARSHALL ISLANDS, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP, LLC,
AMBASSADORS INTERNATIONAL INVESTMENTS, LLC,
WINDSTAR SAIL CRUISES LIMITED,
WIND STAR LIMITED,
WIND SPIRIT LIMITED, and
DEGREES LIMITED,] [AS APPLICABLE]
each as Subsidiary Guarantor and as Pledgor

By:
Name:
Title:

Ex. 3-3

AGREED TO AND ACCEPTED:

WILMINGTON TRUST FSB, as Collateral
Agent

By:
Name:
Title:

Ex. 3-4

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

REGISTRATION
OWNER	NUMBER	NAME

Patent Applications:

APPLICATION
OWNER	NUMBER	NAME

Patent Intellectual Property Licenses:

LICENSOR	LICENSEE	DESCRIPTION

Ex. 3-5

EXHIBIT 4
[Form of]
CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS
This Control Agreement Concerning Securities Accounts (this “Control Agreement”), dated as of [________ _____, 20_____] by and among [_____________] (the “Pledgor”), WILMINGTON TRUST FSB, as collateral agent (the “Collateral Agent”) and [_____________] (the “Securities Intermediary”), is delivered pursuant to Section 3.4(c) of that certain Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of November 13, 2009 made by the Pledgor and each of the other parties listed on the signature pages thereto in favor of the Collateral Agent, as pledgee, assignee and secured party. This Control Agreement is for the purpose of perfecting the security interests of the Holders granted by the Pledgor in the Designated Accounts described below. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.
Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms and agrees that (i) the Securities Intermediary has established for the Pledgor and maintains the account(s) listed in Schedule I annexed hereto (such account(s), together with each such other securities account maintained by the Pledgor with the Securities Intermediary collectively, the “Designated Accounts” and each a “Designated Account”), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a “securities intermediary” as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is a “securities account” as such term is defined in Section 8-501(a) of the UCC and (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially endorsed to the Pledgor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.
Section 2. “Financial Assets” Election. All parties hereto agree that each item of Investment Property and all other property held in or credited to any Designated Account (the “Account Property”) shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Section 3. Entitlement Order. If at any time the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Collateral Agent and relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order

Ex. 4-1

without further consent by the Pledgor or any other person. The Securities Intermediary shall also comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of any Account Property held in each Designated Account originated by a Pledgor, or any representative of, or investment manager appointed by, a Pledgor until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 9(i) to the Securities Intermediary. The Securities Intermediary shall comply with, and is fully entitled to rely upon, any entitlement order from the Collateral Agent, even if such entitlement order is contrary to any entitlement order that the Pledgor may give or may have given to the Securities Intermediary.
Section 4. Subordination of Lien; Waiver of Set-Off. The Securities Intermediary hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of setoff against, any Designated Account or any Account Property it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent in the Designated Accounts and the Account Property therein or credited thereto. The Securities Intermediary agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to assert against any of the Designated Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Securities Intermediary may at any time have against or in any of the Designated Accounts or any Account Property therein or credited thereto; provided, however, that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions.
Section 5. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.
Section 6. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Securities Intermediary and the Pledgor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to any Account Property held in or credited to any Designated Account as set forth in Section 3 hereof without the prior written consent of the Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control

Ex. 4-2

Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.
Section 7. Certain Agreements.
(i) As of the date hereof, the Securities Intermediary has furnished to the Collateral Agent the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner acceptable to the Collateral Agent. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.
(ii) The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Pledgor and identifying one or more financial assets as “Pledged Collateral,” enter into its records, including computer records, with respect to each Designated Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as “Pledged.”
Section 8. Notice of Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Pledgor in the Account Property held in or credited to the Designated Accounts, the Securities Intermediary on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or Account Property held in or credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given “control” (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such Account Property. If the Securities Intermediary becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the Account Property held in or credited to any Designated Account, the Securities Intermediary shall promptly notify the Collateral Agent and the Pledgor thereof.
Section 9. Maintenance of Designated Accounts. In addition to the obligations of the Securities Intermediary in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:
(i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Securities Intermediary a notice instructing the Securities Intermediary to terminate Pledgor’s access to any Designated Account (the “Notice of Sole Control”), the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from the Collateral Agent, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any Account Property therein, and cease taking instructions from Pledgor, including, without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence. The Collateral Agent hereby agrees with the Pledgor to

Ex. 4-3

only deliver a Notice of Sole Control upon the occurrence and during the continuation of an Event of Default and that it will revoke such Notice of Sole Control when such Event of Default is no longer continuing.
(ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Pledgor, or an investment manager on behalf of the Pledgor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.
(iii) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Pledgor and the Collateral Agent at the address set forth in Section 11 hereof. The Securities Intermediary will provide to the Collateral Agent, upon the Collateral Agent’s request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.
(iv) Perfection in Certificated Securities. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other Account Property held in or credited to any of the Designated Accounts, the Securities Intermediary shall retain possession of the same on behalf and for the benefit of the Collateral Agent and such act shall cause the Securities Intermediary to be deemed holding such certificate for the Collateral Agent, if necessary to perfect the Collateral Agent’s security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held on behalf and for the benefit of the Collateral Agent.
Section 10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

Ex. 4-4

Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[ ]
[Address]
Attention:
Telecopy:
Telephone:

with copy to:

[ ]
[Address]
Attention:
Telecopy:
Telephone:

Securities Intermediary:	[ ]
[Address]
Attention:
Telecopy:
Telephone:

Collateral Agent:	Wilmington Trust FSB
[ ]
Attention: Corporate Trust Office
Telecopy: [ ]

with a copy to:

[ ]
[ ]
[ ]
Attention: [ ]
Telecopy: [ ]
Any party may change its address for notices in the manner set forth above.

Ex. 4-5

Section 12. Termination.
(i) Except as otherwise provided in this Section 12, the obligations of the Securities Intermediary hereunder and this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Designated Accounts and any and all Account Property held therein or credited thereto have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing.
(ii) The Securities Intermediary, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Collateral Agent and the Pledgor not less than thirty (30) days prior to the effective termination date.
(iii) Prior to any termination of this Control Agreement pursuant to this Section 12, the Securities Intermediary hereby agrees that it shall promptly take, at Pledgor’s sole cost and expense, all reasonable actions necessary to facilitate the transfer of any Account Property in or credited to the Designated Accounts as follows: (i) in the case of a termination of this Control Agreement under Section 12(i), to the institution designated in writing by Pledgor; and (ii) in all other cases, to the institution designated in writing by the Collateral Agent.
Section 13. Fees and Expenses. The Securities Intermediary agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Securities Intermediary hereunder (collectively, the “Account Expenses”), and the Pledgor agrees to pay such Account Expenses to the Securities Intermediary on demand therefor. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Securities Intermediary for all Account Expenses.
Section 14. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.
Section 15. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.
[Remainder of Page Intentionally Left Blank]

Ex. 4-6

[PLEDGOR], as Pledgor
By:
Name:
Title:

WILMINGTON TRUST FSB, as Collateral Agent
By:
Name:
Title:

[SECURITIES INTERMEDIARY], as Securities Intermediary
By:
Name:
Title:

Ex. 4-7

SCHEDULE I
Designated Account(s)

Ex. 4-8

EXHIBIT 5
[Form of]
Trademark Security Agreement
Trademark Security Agreement, dated as of [_________ _____, 20____], by [_____________] and [_____________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity, the “Collateral Agent”).
W I N E S S E T H:
WHEREAS, the Pledgors are party to a Pledge and Security Agreement dated as of November 13, 2009 (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Holders, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Holders a lien on and security interest in and to all of its right, title and interest in, to and under all the following now owned or hereafter acquired Pledged Collateral of such Pledgor:
(a) Trademarks of such Pledgor and Intellectual Property Licenses concerning such Trademarks listed on Schedule I attached hereto; and
(b) all Proceeds of any and all of the foregoing.
SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

Ex. 5-1

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
[Remainder of Page Intentionally Left Blank]

Ex. 5-2

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

[AMBASSADORS CRUISE GROUP, LLC,
MQ BOAT, LLC,
DQ BOAT, LLC,
CONTESSA BOAT, LLC,
CQ BOAT, LLC,
AMBASSADORS INTERNATIONAL CRUISE GROUP (USA), LLC,
AMERICAN WEST STEAMBOAT COMPANY LLC,
QW BOAT COMPANY LLC,
AMBASSADORS INTERNATIONAL
HOLDINGS MARSHALL ISLANDS, LLC, AMBASSADORS INTERNATIONAL CRUISE GROUP, LLC,
AMBASSADORS INTERNATIONAL INVESTMENTS, LLC,
WINDSTAR SAIL CRUISES LIMITED,
WIND STAR LIMITED,
WIND SPIRIT LIMITED, and
DEGREES LIMITED,] [AS APPLICABLE]
each as Subsidiary Guarantor and as Pledgor

By:
Name:
Title:

Ex. 5-3

AGREED TO AND ACCEPTED:

WILMINGTON TRUST FSB, as Collateral
Agent

By:
Name:
Title:

Ex. 5-4

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

REGISTRATION
OWNER	NUMBER	TRADEMARK

Trademark Applications:

APPLICATION
OWNER	NUMBER	TRADEMARK

Trademark Intellectual Property Licenses:

LICENSOR	LICENSEE	DESCRIPTION

Ex. 5-5

EXHIBIT 6
[Form of]
ISSUER’S ACKNOWLEDGMENT
The undersigned hereby (i) acknowledges receipt of the Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 13, 2009 made by AMBASSADORS INTERNATIONAL, INC., a Delaware corporation (the “Company”), and the Subsidiary Guarantors (as defined in the Indenture referred to below) from to time to time party hereto), as pledgors, assignors and debtors (the Company, together with the Subsidiary Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ISSUER]
By:
Name:
Title:

Ex. 6-1

EXHIBIT 7
[Form of]
SECURITIES PLEDGE AMENDMENT
This Securities Pledge Amendment, dated as of [________ _____, 20_____] is delivered pursuant to Section 5.1 of the Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 13, 2009, made by made by AMBASSADORS INTERNATIONAL, INC., a Delaware corporation (the “Company”), and the Subsidiary Guarantors (as defined in the Indenture referred to below) from to time to time party hereto), as pledgors, assignors and debtors (the Company, together with the Subsidiary Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations. In acting under and by virtue of this Securities Pledge Amendment, the Collateral Agent shall have all of the rights, protections and immunities granted to it under the Security Agreement, all of which are incorporated herein mutatis mutandis.
PLEDGED SECURITIES

	CLASS			NUMBER OF
	OF STOCK			SHARES	PERCENTAGE OF
	OR	PAR	CERTIFICATE	OR	ALL ISSUED CAPITAL
ISSUER	INTERESTS	VALUE	NO(S).	INTERESTS	STOCK OF ISSUER

Ex. 7-1

INTERCOMPANY NOTES

	PRINCIPAL	DATE OF	INTEREST	MATURITY
ISSUER	AMOUNT	ISSUANCE	RATE	DATE

[PLEDGOR], as Pledgor
By:
Name:
Title:

AGREED TO AND ACCEPTED:

WILMINGTON TRUST FSB, as Collateral
Agent

By:
Name:
Title:

Ex. 7-2

EXHIBIT 8
[Form of]
CREDIT CARD NOTIFICATION
PREPARE ON PLEDGOR LETTERHEAD — ONE FOR EACH PROCESSOR
[____________ ____, 20___]
BY CERTIFIED MAIL — RETURN RECEIPT REQUESTED
To:    [Name and Address of Processor]

Re:	. The credit card processing agreement between [name of Pledgor] and [name of Processor] (the “Processor”) dated (the “Processing Agreement”).
Dear Sir/Madam:
Under various agreements among [insert name of applicable Pledgor] (the “Pledgor”) and WILMINGTON TRUST FSB, as collateral agent (in such capacity, herein the “Collateral Agent”) for the benefit of the Holders of notes issued by Ambassadors International, Inc. (the “Company”), the Pledgor has granted to the Collateral Agent, for the benefit of the Holders, a security interest in and to, among other things, the Pledgor’s inventory, credit card receivables, certain accounts, books and records relating to the foregoing, and proceeds therefrom, including without limitation, all amounts due or to become due from the Processor to the Pledgor pursuant to the Processing Agreement between the Processor and the Pledgor.
Under the terms and provisions of the agreements with the Collateral Agent, the Pledgor has pledged all proceeds of the Pledgor’s accounts, accounts receivable and inventory to the Collateral Agent. Such proceeds include all credit card charges (the “Charges”) submitted by the Pledgor to the Processor for processing and the amounts which the Processor owes to the Pledgor on account thereof (the “Credit Card Proceeds”) and all other amounts due or to become due to the Pledgor under the Processing Agreement.
Upon receipt by the Processor of notification from the Collateral Agent as provided below, the Processor shall transfer all amounts due from time to time from the Processor to the Pledgor (including Credit Card Proceeds, payment from any reserve account or the like or other payments) only as follows:
By ACH, Depository Transfer Check, or Electronic Depository Transfer to:

Bank Name:	[ ]
Location:	[ ]
ABA Routing No.:	[ ]
Credit Account No.:	[ ]
Reference:	[ ]

Ex. 8-1

After the Processor receives notification from the Collateral Agent, all amounts shall be transferred as the Processor may be instructed from time to time in writing by the Collateral Agent. After the Processor receives notification from the Collateral Agent that all obligations of the Pledgor to the Holders have been paid in full, all amounts shall be transferred as the Processor may be instructed from time to time in writing by the Pledgor.
Upon request of the Collateral Agent, a copy of each periodic statement provided by the Processor to the Pledgor shall be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days written notice given to the Processor by the Collateral Agent):

Wilmington Trust FSB
[ ]
[ ]
Attention: [ ]
Facsimile No.: [ ]
The Processor shall be fully protected by Company in acting on any written order or direction by the Collateral Agent given in accordance with the terms of this letter respecting the Charges and the Credit Card Proceeds without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto, provided that the Processor does not act with gross negligence, bad faith or willful misconduct.
The Pledgor and the Processor each hereby confirm and agree that a true and correct copy of the Processing Agreement as in effect on the date hereof is attached hereto as Exhibit A and that no default has occurred and is continuing thereunder or circumstances exist which would mature into a default thereunder upon notice, lapse of time or both.
This letter may be amended only by notice in writing signed by the Pledgor, the Collateral Agent, and the Processor, and may be terminated solely by written notice signed by the Collateral Agent.
Please acknowledge your receipt and agreement to the terms and provisions of this letter by executing this letter in the space provided on the following page.
[Remainder of Page Intentionally Left Blank]

Ex. 8-2

Very truly yours,

[name of applicable Pledgor]

By:

Name:

Title:

WILMINGTON TRUST FSB, as Collateral Agent

By:

Name:

Title:

Acknowledged and Agreed to
this [___] day of [ , 20___]

[PROCESSOR]

By:

Name:

Title:

Ex. 8-3

Exhibit A to Credit Card Notification
PROCESSOR AGREEMENT

Ex. 8-4